Exhibit 21

HILTON HOTELS CORPORATION (“HHC”)

- SUBSIDIARIES, JOINT VENTURES and AFFILIATES -

A.  Wholly-Owned Subsidiaries

State or Country
Name	of Incorporation

259 Pitt Street Pty Limited (67)	Australia
90210 Biltmore Management, LLC (45)	Delaware
90210 Corporation	Delaware
90210 Desert Resorts Management Co., LLC (45)	Delaware
90210 Grand Wailea Management Co., LLC (45)	Delaware
90210 Management Company, LLC (44)	Delaware
Adana Hilton Enternasyonal Otelcilik Limited Sirketi (86)	Turkey
Adda Hotels Limited (87)	United Kingdom
Adda Properties Limited (78)	United Kingdom
Addis Ababa Hilton International Pvt Ltd Co (57)	Ethiopia
Admiral I Pty Limited (66)	Australia
Admiral II Pty Limited (66)	Australia
Admiral III Pty Limited (66)	Australia
Admiral Investments Pty Limited (65)	Australia
African American Investment Corporation (64)	South Africa
African American Properties Hotels (Pty) Ltd. (88)	South Africa
African American Properties (Pty) Ltd. (63)	South Africa
Albergo SA (90)	Luxembourg
Andiamo’s O’Hare, LLC (40)	Delaware
Aro Participation Limited (76)	United Kingdom
ATM Hotels Pty. Limited (23)	Australia
Bally’s Grand Property Sub I, Inc. (7)	Nevada
Barquisimeto Hilton Internacional CA (57)	Venezuela
Big Downtown Palmer House, LLC (40)	Delaware
Blue Bonnet Security, LLC	Delaware
Bondarea Limited (76)	United Kingdom
Bradley Court Limited (76)	United Kingdom
Buckingham’s Chicago, LLC (41)	Delaware
CBYH LLC (57)	Delaware
Chancel Service Corporation (57)	Delaware
Chesterfield Village Hotel, L.L.C.(23)	Missouri
Chicago Hilton LLC (39)	Delaware
CHW Holdings, LLC (21)	Delaware
Clive Hall Limited (73)	United Kingdom
Comfort Hotels International Limited (76)	United Kingdom
Comfort Hotels Limited (76)	United Kingdom
Comfort Inns BV (71)	Netherlands
Comfort Lodge (U.K.) Limited (80)	United Kingdom
Comfort Lodge Limited (79)	United Kingdom

State or Country
Name	of Incorporation

Compris Hotel Corporation (33)	Delaware
Conrad Hospitality, LLC (53)	Delaware
Conrad Hotels USA, Inc.	Delaware
Conrad Hotels Worldwide, LLC (54)	Delaware
Conrad International (Belgium) Corporation (4)	Nevada
Conrad International Corporation (3)	Nevada
Conrad International (Egypt) Corporation (2) (4)	Nevada
Conrad International (Egypt) Resorts Corporation (4)	Nevada
Conrad International (Indonesia) Corporation (2) (4)	Nevada
Conrad International (Thailand) Limited (113)	Thailand
Conrad International Hotels (HK) Ltd. (4)	Hong Kong
Conrad International Investment (Jakarta) Corporation (4)	Nevada
Conrad International Management Services (Singapore) Pte Ltd (4)	Singapore
Conrad International Services (11)	Belgium
Coylumbridge Highland Lodges (Management) Limited (76)	United Kingdom
Craigendarroch Limited (76)	United Kingdom
Destination Resorts, Inc. (13)	Arizona
DFW Bevco, Inc. (10)	Texas
DFW Hilton, Inc. (13)	Nevada
Die Flotte Schiffsgastronomie GmbH (62)	Germany
Doubletree Corporation (18)	Delaware
Doubletree DTWC Corporation (19)	Delaware
Doubletree Hotel Systems, Inc. (20)	Arizona
Doubletree Hotels Corporation (19)	Arizona
DT Management, Inc. (20)	Arizona
DT Real Estate, Inc. (20)	Arizona
DTM Atlanta/Legacy, Inc. (35)	Arizona
DTM Coconut Grove, Inc. (32)	Arizona
DTM Largo, Inc. (32)	Arizona
DTM Maryland, Inc. (32)	Arizona
DTM Santa Clara, Inc. (32)	Arizona
DTM Walnut Creek, Inc. (32)	Arizona
DTR FCH Holdings, Inc. (35)	Arizona
DTR PAH Holding, Inc. (35)	Arizona
DTR San Antonio, Inc. (35)	Arizona
DTR TM Holdings, Inc. (35)	Arizona
DTWC Spokane City Center SPE, LLC (112)	Delaware
Dunkeld Lodges (Management) Limited (76)	United Kingdom
Durban Hotel Asset Trust (89)	South Africa
EJP Corporation (23)	Delaware
Embassy Development Corporation (23)	Delaware
Embassy Equity Development Corporation (23)	Delaware
Embassy Memphis Corporation (23)	Tennessee
Embassy Suites Club No. 1, Inc.(23)	Kansas
Embassy Suites Club No. Two, Inc. (23)	Texas
Embassy Suites Club No. Three, Inc. (23)	Louisiana
Embassy Suites (Isla Verde), Inc. (23)	Delaware

State or Country
Name	of Incorporation

Embassy Suites (Puerto Rico), Inc. (23)	Delaware
Embassy Syracuse Development Corporation (26)	Delaware
EPAM Corporation (23)	Delaware
Exhibition Hall Brighton (76)	United Kingdom
Florida Conrad International Corp. (4)	Florida
Grand Vacations Realty, LLC (16)	Delaware
Grand Vacations Title, LLC (17)	Delaware
Greatkey Limited (76)	United Kingdom
Grundstucksgesellschaft An Der Fraurenkirche Dresden mbH (62)	Germany
Grundstucksgesellschaft Belvederer Allee Weimar mbH (62)	Germany
Guest Quarters Services Corporation (1) (38)	Illinois
H Alliance, Inc. (57)	Delaware
Hampton Inns, Inc. (23)	Delaware
Hapeville Investors, LLC	Delaware
HCWW Inc. (57)	Delaware
HHC One Park Boulevard, LLC (46)	Delaware
HHC/PTC, LLC (29)	Delaware
HHI Worldwide Holdings, Inc. (25)	Delaware
HI Hotel Management (Guam), Inc. (57)	Guam
HI Italy Srl (57)	Italy
HIC First Corporation (50)	Delaware
HIC Group Finance Limited (76)	United Kingdom
HIC Group International Luxembourg SA (47)	Luxembourg
HIC Holdings BV (77)	Netherlands
HIC Holdings Corporation (52)	Delaware
HIC Hotels U.S.A. Corporation (48)	Delaware
HIC Roissy Netherlands BV (72)	Netherlands
HIC Roissy SA (91)	France
HIC Second Corporation (51)	Delaware
HIC Treasury Limited (74)	United Kingdom
HIH Sweden AB (71)	Sweden
Hilstock Hotel Holding Corporation (57)	Delaware
Hilton Canada Co (57)	Canada
Hilton Chicago Corporation (40)	Nevada
Hilton Copenhagen ApS (57)	Denmark
Hilton Cyprus Limited (57)	Cyprus
Hilton Dallas, Inc. (13)	Nevada
Hilton Do Brasil Ltda (92)	Brazil
Hilton Egypt Lil Tigara (86)	Egypt
Hilton Electronic Distribution Systems, LLC	Delaware
Hilton Employee Relief Fund	California
Hilton Energy Investments, LLC	Delaware
Hilton Enternasyonal Otelcilik AS (93)	Turkey
Hilton Finance (UK) Limited (73)	United Kingdom
Hilton Grand Vacations Club, LLC (16)	Delaware
Hilton Grand Vacations Company, LLC (16)	Delaware
Hilton Grand Vacations Development Company- Las Vegas, LLC (16)	Nevada

State or Country
Name	of Incorporation

Hilton Grand Vacations Financing, LLC (28)	Delaware
Hilton Hawaii Corporation (13)	Delaware
Hilton Hawaiian Village LLC (15)	Hawaii
Hilton (Hellas) EPE (57)	Greece
Hilton HHC Limited (43)	United Kingdom
Hilton HHonors Worldwide, L.L.C. (55)	Delaware
Hilton HIH Limited	United Kingdom
Hilton Holdings, Inc.	Nevada
Hilton Hospitality, Inc. (12)	Nevada
Hilton Hotel Geneva SA (57)	Switzerland
Hilton Hotels (Ireland) Limited (76)	Ireland
Hilton Hotels of Australia (Melbourne) Pty Ltd (65)	Australia
Hilton Hotels of Australia Pty Ltd (65)	Australia
Hilton Hotels Partners I, LLC	Delaware
Hilton Hotels Partners II, LLC	Delaware
Hilton Illinois Corp. (7)	Nevada
Hilton Illinois Holdings, Inc. (13)	Delaware
Hilton Imperial D.o.o. (57)	Croatia
Hilton Inns, Inc. (42)	Delaware
Hilton Insurance Corporation (36)	Vermont
Hilton Internacional de Venezuela CA (57)	Venezuela
Hilton International Aruba NV (1) (57)	Aruba
Hilton International Asia Pacific Pte Ltd. (57)	Singapore
Hilton International Australia Pty Limited (57)	Australia
Hilton International Barbados Limited (1)(57)	Barbados
Hilton International (Bulgaria) EAD (57)	Bulgaria
Hilton International Co. (49)	Delaware
Hilton International Co. (Belgium) SPRL/BVBA (57)	Belgium
Hilton International Ecuador LLC (57)	Delaware
Hilton International (France) SASU (57)	France
Hilton International GAMMA (1) (61)	France
Hilton International (Germany) GmbH (57)	Germany
Hilton International Holdings LLC (57)	Delaware
Hilton International Hotels (U.K.) Limited (57)	United Kingdom
Hilton International Jamaica Limited (86)	Jamaica
Hilton International Malta Limited (1) (95)	Malta
Hilton International (Moscow) LLC (94)	Delaware
Hilton International (Nederland) BV (69)	Netherlands
Hilton International Nordic Region Scandic Hotel A/S (83)	Denmark
Hilton International of Puerto Rico, Inc. (60)	Delaware
Hilton International South Africa (PTY) Limited (57)	South Africa
Hilton International (Switzerland) GmbH (57)	Switzerland
Hilton International (Thailand) Co Limited (57)	Thailand
Hilton International Trinidad Limited (96)	Trinidad and Tobago
Hilton International Wien Ges.m.b.H. (57)	Austria

State or Country
Name	of Incorporation

Hilton Israel Ltd (57)	Israel
Hilton Italiana Srl (75)	Italy
Hilton Kansas City Corporation (1)	Missouri
Hilton Kingsland 1, LLC (40)	Delaware
Hilton Kingsland 2, LLC (16)	Delaware
Hilton Land Investment 1, LLC (40)	Delaware
Hilton Leisure Breaks Limited (76)	United Kingdom
Hilton Luxembourg Holdco SA (97)	Luxembourg
Hilton Malta Limited (98)	Malta
Hilton MAPC, Inc. (6)	Delaware
Hilton Marketing Worldwide, L.L.C. (56)	Delaware
Hilton Mexico Promotora SA de CV (99)	Mexico
Hilton Michigan Avenue Corporation (14)	Delaware
Hilton Moscow LLC (58)	Russia
Hilton Nairobi Limited (100)	Kenya
Hilton New Jersey Service Corp.	Delaware
Hilton New Orleans, LLC	Delaware
Hilton-OCCC Hotel, LLC	Florida
Hilton of Malaysia LLC (57)	Delaware
Hilton of Panama Limited (86)	Panama
Hilton of Singapore LLC (57)	Delaware
Hilton of Spain S.L. (57)	Spain
Hilton OPB, LLC	Delaware
Hilton Orlando Partners II, LLC	Delaware
Hilton Orlando Partners III LLC	Delaware
Hilton PCB S.a.r.L. (34)	Luxembourg
Hilton Recreation, Inc. (13)	Delaware
Hilton Reservations Worldwide, L.L.C. (55)	Delaware
Hilton Resorts Corporation	Delaware
Hilton Resorts Marketing (Japan) Corp. (16)	Delaware
Hilton Riverside, LLC	Delaware
Hilton Russia LLC (57)	Delaware
Hilton San Diego Corporation (13)	California
Hilton SPE Holding, Inc. (9)	Delaware
Hilton Spring Corporation (39)	Delaware
Hilton Suites, Inc. (13)	Delaware
Hilton Supply Management, Inc. (42)	Delaware
Hilton Systems, LLC	Delaware
Hilton Systems Solutions, LLC (23)	Delaware
Hilton Texas, Inc. (13)	Nevada
Hilton Tobago Limited (57)	Trinidad and Tobago
Hilton UK Hotels Limited (71)	United Kingdom
Hilton Waikoloa, LLC	Delaware
Hiro Grundstucks GmbH & Co KG (62)	Germany
HIRO Hotel GmbH & Co KG (62)	Germany
HIRO Verwaltungs GmbH (62)	Germany
HIUS Finance LLC (57)	Delaware

State or Country
Name	of Incorporation

Hotel Clubs of Corporate Woods, Inc. (20)	Kansas
Hotel Corporation of Europe (57)	New York
Hotel Maatschappij Rotterdam BV (101)	Netherlands
Hotel Maatschappij Schiphol BV (70)	Netherlands
Hotel Management (Middle East), LLC (57)	Delaware
Hotel Management of Minneapolis, Inc. (60)	Minnesota
Hotel Scandic Ariadne AB (83)	Sweden
Hotel Scandic Plaza AB (81)	Sweden
Hotelera Diagonal SA (102)	Spain
Hotels Statler Company, Inc. (13)	Delaware
HTGV, LLC	Delaware
Inhil Co., Inc. (1) (57)	New York
InnVision, LLC	Delaware
International Brand Hospitality GmbH (103)	Austria
International Brand Hospitality GmbH (84)	Germany
Intersection Hotels Limited (1) (73)	United Kingdom
Istanbul Park Hilton Enternasyonal Otelcilik Limited Sirketi (86)	Turkey
Izmir Hilton Enternasyonal Otelcilik AS (104)	Turkey
Kayseri Hilton Enternasyonal Otelcilik AS (105)	Turkey
Kenner Investors, LLC	Delaware
Kitty O’Shea’s Chicago, LLC (41)	Delaware
Klara Vattugrand Restaurang AB (83)	Sweden
Konya Hilton Enternasyonal Otelcilik AS (105)	Turkey
Livingwell at Manchester Limited (1) (76)	United Kingdom
Livingwell Australia Pty Limited (68)	Australia
Los Zocos, S.A. (106)	Spain
Madagascar Hilton SARL (107)	Madagascar
Maple Hotels Management Company Limited (77)	United Kingdom
Marquette Holdings, LLC (57)	Delaware
Mayaguez Hilton Corporation (57)	Delaware
McLean Hilton LLC (39)	Delaware
Meritex, LLC (8)	Delaware
Mersin Hilton Enternasyonal Otelcilik AS (108)	Turkey
Metropole Hotels Limited (76)	United Kingdom
Middle East Hotels LLC (57)	Delaware
Milbuck Holdings, Inc. (57)	Delaware
Nashville/Lakeview Hotel, L.L.C. (1) (23)	Tennessee
Operadora de Hoteles Loreto, S. de R.L. de C.V.(24)	Mexico
Peacock Alley Service Company, LLC	New York
Pembroke Hotel Limited (76)	United Kingdom
PHI Austin, L.L.C. (23)	Delaware
PHI Dallas, L.L.C. (23)	Delaware
PHI Dulles, L.L.C. (23)	Delaware
Phoenix SP Hilton LLC (39)	Delaware
Promus BPC Corporation (23)	Delaware
Promus Hotel Corporation	Delaware
Promus Hotel Services, Inc. (23)	Delaware

State or Country
Name	of Incorporation

Promus Hotels Florida, Inc. (23)	Delaware
Promus Hotels Minneapolis, Inc. (23)	Delaware
Promus Hotels, Inc. (22)	Delaware
Promus/Kingston Development Corporation (23)	Delaware
Promus Operating Company, Inc. (18)	Delaware
Provobis Profilrestauranger AB (83)	Sweden
Puckrup Hall Hotel Limited (76)	United Kingdom
PT. Conrad Management Indonesia (5)	Indonesia
SALC, Inc. (19)	Texas
Samantha Hotel Corporation (19)	Delaware
San Francisco Hilton, Inc. (25)	Delaware
Scandic Centrumhotell AB (83)	Sweden
Scandic Hazeliusbacken AB (83)	Sweden
Scandic Hotel A/S (83)	Norway
Scandic Hotel NV (109)	Belgium
Scandic Hotel Offenbach GmbH (85)	Germany
Scandic Hotel Vermogens-Verwaltungs-GmbH (84)	Germany
Scandic Hotels AB (82)	Sweden
Scandic Hotels Europe AB (83)	Sweden
Scandic Hotels Oy (83)	Finland
Scandic Nederland BV (84)	Netherlands
Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V. (30)	Mexico
S.F. Hilton, Inc. (39)	Delaware
Short Hills Hilton LLC (39)	Delaware
Societe d’Exploitation Hoteliere d’Orly EURL (61)	France
Societe d’Exploitation Hoteliere de Roissy SARL (61)	France
Societe d’Exploitation Hoteliere du Palais SA (110)	France
Societe d’Exploitation Hoteliere du XVeme EURL (61)	France
Societe d’Exploitation Hoteliere La Defense (61)	France
Societe Immobiliere Strasbourg Herrenschmidt EURL (61)	France
Societe Tunis Hilton SARL (111)	Tunisia
Splendid Property Company Limited (76)	United Kingdom
Stakis Central Services Limited (76)	United Kingdom
Stakis Finance Limited (76)	United Kingdom
Stakis Limited (71)	United Kingdom
St Helens Hotels Limited (76)	United Kingdom
Suite Life, Inc. (27)	Delaware
Sunrise Resources (Australia) Pty Ltd (65)	Australia
Tandem Limited (76)	Isle of Man
Tel Aviv Hilton Limited (31)	Israel
Tex Holdings, Inc.	Delaware
The Lodore Hotel Limited (76)	United Kingdom
Trader Vic’s Palmer House, LLC (40)	Delaware
UAB Scandic Hotels (83)	Lithuania

State or Country
Name	of Incorporation

Vista International (D.C.) Inc. (57)	District of Columbia
Vista International Hotel (Pittsburgh) Inc. (57)	Pennsylvania
Vista International (Illinois), Inc. (59)	Illinois
Washington Hilton, L.L.C.	New York
World Hotels, B.V. (72)	Netherlands

NOTES

(1)	Inactive.

(2)	Nameholding company.

(3)	Wholly-owned by Conrad Hotels USA, Inc., which is wholly-owned by HHC.

(4)	Wholly-owned by Conrad International Corporation, which is wholly-owned by Conrad Hotels USA, Inc., which is wholly-owned by HHC.

(5)	99% owned by Conrad International Corporation, and 1% owned by HHC directly.

(6)	59.2% owned by Promus Hotels, Inc., and 40.8% owned by Hilton Suites, Inc.

(7)	Wholly-owned by Hilton Illinois Holdings, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(8)	Wholly-owned by Tex Holdings, Inc., which is wholly-owned by HHC.

(9)	65%-owned by San Francisco Hilton, Inc., 27%-owned by Hilton Michigan Avenue Corporation, and 8%-owned by Destination Resorts, Inc.

(10)	Wholly-owned by Hilton Dallas, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(11)	.04% (four-one-hundredths of one percent) owned by HHC, and 99.96% owned by Conrad International Corporation, which is wholly-owned by Conrad Hotels USA, Inc., which is wholly- owned by HHC.

(12)	Ownership is as follows: 50.36% by 90210 Corporation; 0.5% by Conrad International Corporation; 18.02% by Doubletree Hotels Corporation; 12.39% by Promus Hotels, Inc.; and 18.73% by Hampton Inns, Inc.

(13)	Wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(14)

40.24% owned by Hilton Illinois Corp., which is wholly-owned by Hilton Illinois Holdings, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 59.76% owned by Hilton Chicago Corporation, which is wholly-owned by Hilton Illinois Corp.

(15)	96.08% owned by HHC, and 3.92% owned by Hilton Recreation, Inc.

(16)	Wholly-owned by Hilton Resorts Corporation, which is wholly-owned by HHC.

(17)	Wholly-owned by Grand Vacations Realty, LLC, which is wholly-owned by Hilton Resorts Corporation, which is wholly-owned by HHC.

(18)	Wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(19)	Wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(20)	Wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree
Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(21)	Wholly-owned by Conrad Hotels Worldwide, LLC, which is 50% owned by HHI Worldwide
Holdings, Inc. and 50% owned by HCWW, Inc.

(22)	Wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(23)	Wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(24)	99% owned by DT Management, Inc., and 1% owned by Doubletree Corporation.

(25)	Wholly-owned by Hilton Hospitality, Inc.

(26)

Wholly-owned by Embassy Equity Development Corporation, which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(27)

Wholly-owned by EJP Corporation, which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(28)	50% owned by Hilton Resorts Corporation, and 50% owned by Hilton Grand Vacations
Development Company – Las Vegas, LLC.

(29)	Wholly-owned by Destination Resorts, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(30)	99% owned by Conrad International Corporation, and 1% owned by Hapeville Investors, LLC.

(31)	99.995% owned by Hilton International Co., and 0.005% owned by Hilton Israel Ltd.

(32)

Wholly-owned by DT Management, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(33)

Wholly-owned by Doubletree Hotel Systems, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(34)	Wholly-owned by Avenue Louise Hotel Partners S.N.C., which is 50% owned by Conrad
International Corporation and 50% owned by Conrad International (Belgium) Corporation.

(35)

Wholly-owned by DT Real Estate, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(36)	50% owned by Promus Operating Company, Inc., and 50% owned by 90210 Corporation.

(37)	Wholly-owned by Samantha Hotel Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(38)	Wholly-owned by Doubletree Partners, which is 60%-owned by Samantha Hotel Corporation, and 40%-owned by Doubletree Corporation.

(39)	Wholly-owned by Hilton SPE Holding, Inc., which is 65% owned by San Francisco Hilton, Inc., 27% owned by Hilton Michigan Avenue Corporation, and 8% owned by Destination Resorts, Inc.

(40)	Wholly-owned by Hilton Illinois Corp., which is wholly-owned by Hilton Illinois Holdings, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(41)	Wholly-owned by Chicago Hilton LLC, which is wholly-owned by Hilton SPE Holding, Inc.

(42)	Wholly-owned by 90210 Corporation, which is wholly-owned by HHC.

(43)	Wholly-owned by Hilton HIH Limited, which is wholly-owned by HHC.

(44)	Wholly-owned by Hilton Illinois Holdings, Inc. which is wholly-owned by Hilton Holdings, Inc. which is wholly-owned by HHC.

(45)	Wholly-owned by 90210 Management Company, LLC, which is wholly-owned by Hilton Illinois Holdings, Inc. which is wholly-owned by Hilton Holdings, Inc. which is wholly-owned by HHC.

(46)	Wholly-owned by Hilton OPB, LLC, which is wholly-owned by HHC.

(47)	54.994% owned by Hilton PCB S.a.r.L., and 45.006% owned by Hilton HHC Limited.

(48)	14.583% owned by Hilton PCB S.a.r.L., and 85.417% owned by HIC Group International Luxembourg SA.

(49)	86.447% owned by HIC Hotels U.S.A. Corporation, and 13.553% owned by HIC Holdings Corporation.

(50)	Wholly-owned by HIC Hotels U.S.A. Corporation.

(51)	Wholly-owned by HIC First Corporation, which is wholly-owned by HIC Hotels U.S.A. Corporation.

(52)	Wholly-owned by HIC Second Corporation, which is wholly-owned by HIC First Corporation, which is wholly-owned by HIC Hotels U.S.A. Corporation.

(53)	Wholly-owned by Conrad Hotels Worldwide, LLC, which is 50% owned by HHI Worldwide Holdings, Inc. and 50% owned by HCWW, Inc.

(54)	50% owned by HHI Worldwide Holdings, Inc. and 50% owned by HCWW, Inc.

(55)	50% owned by HHC, 45% owned by H Alliance, Inc. and 5% owned by Hilton International Co.

(56)	50% owned by HHC and 50% owned by Hilton International Co.

(57)	Wholly-owned by Hilton International Co.

(58)	Wholly-owned by Hilstock Hotel Holding Corporation, which is wholly-owned by Hilton International Co.

(59)	Wholly-owned by Hilton Canada Co, which is wholly-owned by Hilton International Co.

(60)	Wholly-owned by Vista International (Illinois), Inc., which is wholly-owned by Hilton Canada Co, which is wholly-owned by Hilton International Co.

(61)	Wholly-owned by Hilton International (France) SASU, which is wholly-owned by Hilton International Co.

(62)	Wholly-owned by Hilton International (Germany) GmbH, which is wholly-owned by Hilton International Co.

(63)	Wholly-owned by Hilton International (Switzerland) GmbH, which is wholly-owned by Hilton International Co.

(64)	Wholly-owned by African American Properties (Pty) Ltd., which is wholly-owned by Hilton International (Switzerland) GmbH, which is wholly-owned by Hilton International Co.

(65)	Wholly-owned by Hilton International Australia Pty Limited, which is wholly-owned by Hilton International Co.

(66)	Wholly-owned by Admiral Investments Pty Limited, which is wholly-owned by Hilton International Australia Pty Limited, which is wholly-owned by Hilton International Co.

(67)	Wholly-owned by Hilton Hotels of Australia (Melbourne) Pty Ltd, which is wholly-owned by Hilton International Australia Pty Limited, which is wholly-owned by Hilton International Co.

(68)	Wholly-owned by Hilton Hotels of Australia Pty Limited, which is wholly-owned by Hilton International Australia Pty Limited, which is wholly-owned by Hilton International Co.

(69)	Wholly-owned by Hilton International Co (Belgium) SPRL/BVBA, which is wholly-owned by Hilton International Co.

(70)	Wholly-owned by Hilton International (Nederland) BV, which is wholly owned by Hilton International Co (Belgium) SPRL/BVBA, which is wholly-owned by Hilton International Co.

(71)	Wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(72)	Wholly-owned by Comfort Inns BV, which is wholly owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(73)	Wholly-owned by Hilton UK Hotels Limited, which is wholly owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(74)

Wholly-owned by Hilton Finance (UK) Limited, which is wholly-owned by Hilton UK Hotels Limited, which is wholly owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(75)	Wholly-owned by Hotel Corporation of Europe, which is wholly-owned by Hilton International Co.

(76)	Wholly-owned by Stakis Limited, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(77)

Wholly-owned by Aro Participation Limited, which is wholly-owned by Stakis Limited, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(78)

Wholly-owned by Comfort Hotels International Limited, which is wholly-owned by Stakis Limited, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(79)	Wholly-owned by Comfort Hotels Limited, which is wholly-owned by Stakis Limited, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(80)

Wholly-owned by Comfort Lodge Limited, which is wholly-owned by Comfort Hotels Limited, which is wholly-owned by Stakis Limited, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(81)	Wholly-owned by HIH Sweden AB, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(82)	Wholly-owned by Hotel Scandic Plaza AB, which is wholly-owned by HIH Sweden AB, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(83)

Wholly-owned by Scandic Hotels AB, which is wholly-owned by Hotel Scandic Plaza AB, which is wholly-owned by HIH Sweden AB, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(84)

Wholly-owned by Scandic Hotels Europe AB, which is wholly-owned by Scandic Hotels AB, which is wholly-owned by Hotel Scandic Plaza AB, which is wholly-owned by HIH Sweden AB, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(85)

Wholly-owned by International Brand Hospitality GmbH (incorporated in Germany), which is wholly-owned by Scandic Hotels Europe AB, which is wholly-owned by Scandic Hotels AB, which is wholly-owned by Hotel Scandic Plaza AB, which is wholly-owned by HIH Sweden AB, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(86)	90% owned by Hilton International Co., and 10% owned by Hilton International Holdings LLC, which is wholly-owned by Hilton International Co.

(87)	99.999999% owned by Comfort Hotels International Limited, and 0.000001% owned by Comfort Hotels Limited.

(88)	99.9% owned by Hilton International (Switzerland) GmbH, and 0.1% owned by African American Properties (Pty) Ltd.

(89)	Wholly-owned by African American Properties Hotels (Pty) Ltd., which is 99.9% owned by Hilton International (Switzerland) GmbH, and 0.1% owned by African American Properties (Pty) Ltd.

(90)	99.999999875% owned by Hilton Luxembourg Holdco SA, and 0.000000125% owned by Hilton International (France) SASU.

(91)	99.9994% owned by HIC Roissy Netherlands BV. The remainder is owned by 6 employees of Hilton International Co. (0.0001% each.)

(92)	99.99% owned by Hilton of Singapore LLC, which is wholly-owned by Hilton International Co., and 0.01% owned by Hilton International Co.

(93)	99.999% owned by Hilton International Co., and 0.0001% owned by 4 individuals (0.000025% each).

(94)	99.9999998% owned by HIUS Finance LLC, and 0.0000002% owned by Hilton International Co.

(95)	88.18% owned by Hilton International Co., 11.8% owned by Hilton International Holdings LLC, and 0.02% owned by Hilton of Singapore LLC.

(96)	90.011% owned by Hilton International Co., and 9.988% owned by Hilton International Holdings LLC.

(97)	98% owned by Comfort Hotels International Limited, and 2% owned by Adda Properties Limited.

(98)	99.99% owned by Hilton International Co., and 0.01% owned by Hilton International Holdings LLC.

(99)

99.8% owned by Hilton International Co., 0.05% owned by Hilton International of Puerto Rico, Inc., 0.05% owned by Hilton of Malaysia LLC, 0.05% owned by Hilton of Singapore LLC, and 0.05% owned by Mayaguez Hilton Corporation.

(100)	99.98% owned by Hilton International Co., and 0.02% owned by Mr. Essam Abouda.

(101)	83.496% owned by Comfort Inns BV, and 16.504% owned by Hilton International Co.

(102)	99.999999967% owned by Comfort Inns BV, and 0.000000033% owned by HIC Holdings BV.

(103)	99.992% owned by International Brand Hospitality GmbH (incorporated in Germany), and 0.008% owned by Scandic Hotel Offenbach GmbH.

(104)	99.998% owned by Hilton International Co., and 0.002% by 4 individuals (0.0005% each).

(105)	99.992% owned by Hilton International Co., and 0.008% owned by 4 individuals (0.002% each).

(106)	75.88% owned by World Hotels, B.V., and 24.12% owned by HIC Holdings BV.

(107)	88% owned by Hilton International Co., and 12% owned by Geoff Chester (former Hilton International officer.)

(108)	99.98% owned by Hilton International Co., and 0.02% owned by 4 individuals (0.005% each).

(109)	99.996% owned by Scandic Hotels Europe AB, and 0.004% owned by Scandic Hotels AB.

(110)	92.412% by HIC Roissy SA, and 7.588% by Hilton International (France) SASU.

(111)	92.5% owned by Hilton International Co., and 7.5% owned by Hilton International Holdings LLC.

(112)	Wholly-owned by Doubletree DTWC Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(113)	99.3% owned by Conrad International Corporation, 0.04% owned by four Hilton employees (0.01% each) and 0.03% owned by three attorneys at Hilton’s Bangkok law firm (0.01% each.)

B.  Partially-owned Subsidiaries

	%	State or Country
Name	Ownership	of Incorporation

264766 Ontario Limited (45)	38	Canada

42 Hotel Member, LLC (65)	20	New York

AH Hotel GP, LLC	See Note (25).	Delaware

AH Hotel, LLC	See Note (25).	Delaware

AH Tenant Corporation	See Note (25).	Delaware

Andbook Online Limited (46)	33.145	United Kingdom

Andbook Systems Limited (46)	33.022	United Kingdom

Arlington Hotel Co.(1)	See Note (38).	Arizona

AS Finest Palace	See Note (63).	Estonia

Belfast Hilton Limited (48)	75	United Kingdom

BPC Hotel, LLC	See Note (13).	New York

BPC Hotel Member, LLC (64)	28	New York

Brasilton Contagem Hoteis e Turismo SA (49)	99.811	Brazil

Brighton at Kingston Plantation, L.L.C. (14)	50	Delaware

Candlewood Hotel Company, Inc. (22)	28.7	Delaware

CC 2 Tree Tenant Corp.	See Note (33).	Delaware

Centennial Hotel Company, L.L.C. (15)	36.4	Georgia

CHH 2 Tree Hotel GP, LLC	See Note (30).	Delaware

CHH Auburn Parent, LLC	See Note (26).	Delaware

CHH Capital Hotel GP, LLC	See Note (61).	Delaware

CHH Capital Tenant Corp.	See Note (57).	Delaware

CHH Costa Parent, LLC	See Note (26).	Delaware

CHH Crystal City Hotel GP, LLC	See Note (30).	Delaware

CHH Dallas Parent, LLC	See Note (30).	Delaware

	%	State or Country
Name	Ownership	of Incorporation

CHH III Tenant Parent Corp.	See Note (56).	Delaware

CHH Lee Vista Hotel GP, LLC	See Note (30).	Delaware

CHH Miami Parent, LLC	See Note (26).	Delaware

CHH Portland Parent, LLC	See Note (26).	Delaware

CHH Rye Town Hotel GP, LLC	See Note (30).	Delaware

CHH Santa Clara Hotel GP, LLC	See Note (30).	Delaware

CHH Torrey Pines Hotel GP, LLC	See Note (56).	Delaware

CHH Torrey Pines Tenant Corp.	See Note (57).	Delaware

CHH Tucson Parent, LLC	See Note (30).	Delaware

Club Mack OPCO, LLC (55)	50	Delaware

CM Hotel GP, LLC	See Note (27).	Delaware

CM Hotel, LLC	See Note (27).	Delaware

CM Tenant Corporation	See Note (27).	Delaware

Crystal City Tenant Corp.	See Note (34).	Delaware

DLC 2 Tree Tenant Corp.	See Note (32).	Delaware

Domhotel GmbH	See Note (50).	Germany

Doubletree de Mexico, S.A. de C.V. (1) (7)	50	Mexico

Doubletree Spokane City Center LLC (21)	10	Delaware

DR Spokane City Center LLC	See Note (6).	Delaware

DTR Boston Heights, Inc. (47)	80	Arizona

DTR Houston, Inc. (47)	80	Arizona

Earlsfort Centre Hotel Proprietors Limited (2)	25	Ireland

EC Tenant Corp.	See Note (31).	Delaware

FC 42 Hotel LLC	See Note (3).	New York

	%	State or Country
Name	Ownership	of Incorporation

FCH/DT BWI Hotel, L.L.C.	See Note (41).	Delaware

FCH/DT Hotels, L.L.C. (40)	10	Delaware

FCH/DT Leasing, L.L.C. (40)	50	Delaware

FCH/DT Leasing II, L.L.C. (65)	50	Delaware

FelCor/JPM Austin Hotel, L.L.C.	See Note (43).	Delaware

FelCor/JPM BWI Hotel, L.L.C.	See Note (42).	Delaware

FelCor/JPM Denver Hotel, L.L.C.	See Note (43).	Delaware

FelCor/JPM Troy Hotel, L.L.C.	See Note (43).	Delaware

FelCor/JPM Wilmington Hotel, L.L.C.	See Note (43).	Delaware

GOL Texas, Inc. (11)	49	Texas

HIEF Germany BV	See Note (53).	Germany

HIEF Holding GmbH	See Note (54).	Germany

Hillview Holding GmbH (51)	40	Germany

Hilton Hotel Service Co Limited	See Note (52).	Japan

Hilton International European Fund BV (51)	40	Netherlands

Hilton San Diego Convention Center, LLC (39)	33.33	Delaware

HMA Hotel GP, LLC	See Note (28).	Delaware

HMA Hotel, LLC	See Note (28).	Delaware

HMA Tenant Corporation	See Note (28).	Delaware

Hotel Jirahara CA (5)	20.372	Venezuela

International Company for Touristic Investments, S.A.E. (2)	10	Egypt

International Hotels (Kenya) Limited (5)	48.408	Kenya

	%	State or Country
Name	Ownership	of Incorporation

International Rivercenter, L.L.C. (20)	74.84	Louisiana

International Rivercenter Lessee, L.L.C. (20)	74.84	Louisiana

Lee Vista Tenant Corp.	See Note (35).	Delaware

Margate Towers at Kingston Plantation, LLC (14)	50	Delaware

Nagoya Hilton Co Ltd (5)	24	Japan

Nippon Hilton Co Ltd	See Note (58).	Japan

Oakbrook Hilton Suites and Garden Inn LLC (8)	50	Illinois

Odawara Hilton Co., Ltd (59)	46.5	Japan

One Park Boulevard, LLC (44)	40	Delaware

Osaka Hilton Co Ltd	See Note (60).	Japan

Pacific Market Investment Company, LLC (24)	50	California

PH Hotel GP, LLC	See Note (29).	Delaware

PH Hotel, LLC	See Note (29).	Delaware

PH Tenant Corporation	See Note (29).	Delaware

PMIC Operations, LLC (24)	50	Delaware

Praedium II, Largo Associates, L.L.C. (1) (4)	20	Maryland

Promus/FCH Condominium Company, LLC (24)	50	Delaware

Promus/FCH Development Company, LLC (1) (24)	50	Delaware

Promus/FelCor Hotels, LLC	See Note (16).	Delaware

Promus/FelCor Manager, Inc. (17)	50	Delaware

P.T. Jakarta International Artha (9)	10	Indonesia

	%	State or Country
Name	Ownership	of Incorporation

PT Kelola Santana Graha (5)	50	Indonesia

Rye Town Tenant Corp.	See Note (37).	Delaware

Sacramento Hotel Partners, LLC (24)	25	California

Santa Clara Tenant Corp.	See Note (36).	Delaware

Scandic Hotels Eesti AS (62)	85.667	Estonia

SES/D.C. Venture, LLC (24)	50	District of Columbia

Societe de Developpement Hotel Pointe des Blagueurs B.V. (5)	25	Netherlands

THIG L.L.C.	See Note (19).	Delaware

THIG II L.L.C.	See Note (19).	Delaware

THIG III L.L.C.	See Note (19).	Delaware

THIM L.L.C.	See Note (18)	Delaware

Tokyo Bay Hilton Co. Ltd (5)	24	Japan

TravelWeb, LLC (66)	14.14286	Delaware

Vanguard Hotel Limited (5)	24.798	Trinidad and Tobago

Vista Real Estate Management Company (5)	55	Egypt

Windsor Casino Limited (2)	50	Ontario, Canada

Windsor Casino Supplies Limited (2)	50	Ontario, Canada

Yeditepe Beynelmilel Otelcilik Turizm Ve Ticaret, A.S. (“Seven Hills International Hotels, Tourism and Trade, A.S.”) (2)	25	Turkey

NOTES

(1)          Inactive.

(2)          Hilton’s ownership interest is held by Conrad International Corporation, which is wholly-owned by Conrad Hotels USA, Inc., which is wholly-owned by HHC.

(3)	DT Management, Inc. owns 20% of 42 Hotel Member LLC, which owns 99.9% of the subject entity.

(4)	Hilton’s ownership interest is held by DTM Maryland, Inc.

(5)	Hilton’s ownership interest is held by Hilton International Co.

(6)	Wholly-owned by Doubletree Spokane City Center LLC, which is 10% owned by Doubletree DTWC Corporation.

(7)

50% owned by DTR San Antonio, Inc., which is wholly owned by DT Real Estate, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(8)	50% owned by Hilton Suites, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(9)

10% owned by Conrad International Investment (Jakarta) Corporation, which is wholly-owned by Conrad International Corporation, which is wholly-owned by Conrad Hotels USA, Inc., which is wholly-owned by HHC.

(10)	50% owned by Conrad International Corporation, which is wholly-owned by Conrad Hotels USA, Inc., which is wholly-owned by HHC.

(11)

49% owned by Hampton Inns, Inc., which is wholly-owned by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(12)	50% owned by HHI Worldwide Holdings, Inc., which is wholly-owned by Hilton Hospitality, Inc.

(13)	HHC has partial indirect ownership, through Promus BPC Corporation’s 28% interest in BPC Hotel Member, LLC. (the 99.9% owner of this LLC.)

(14)	50% owned by Promus/Kingston Development Corporation.

(15)	36.4% owned by DTM Atlanta/Legacy, Inc.

(16)

Promus/FelCor Manager, Inc. owns 1% and serves as managing member. Hilton indirectly owns additional interest in this LLC thru its holdings in: EPT Atlanta-Perimeter Center LP, EPT Austin LP, EPT Covina LP, EPT Kansas City LP, EPT Overland Park LP, EPT Raleigh LP, EPT San Antonio LP, MHV Joint Venture, Promus/FelCor Lombard LP and Promus/FelCor Parsippany LP.

(17)	49.4% owned by Promus Hotels, Inc., and 0.6% owned by Suite Life, Inc.

(18)	98.9901% owned by Thayer Hotel Investors II L.P., which is 4.35% owned by Doubletree Hotels Corporation.

(19)	100% owned by THIM L.L.C, which is 98.9901% owned by Thayer Hotel Investors II L.P., which is 4.35% owned by Doubletree Hotels Corporation.

(20)	74.84% owned by Hilton New Orleans, LLC

(21)	10% owned by Doubletree DTWC Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(22)	Hilton’s shares in this publicly traded company are owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(23)	Wholly-owned by Conrad Hotels Worldwide, LLC, which is 50% owned by HHI Worldwide Holdings, Inc. and 50% owned by HCWW, Inc.

(24)	Hilton’s ownership interest is held by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(25)	Wholly-owned by CHH Auburn Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(26)	Wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(27)	Wholly-owned by CHH Costa Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(28)	Wholly-owned by CHH Miami Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(29)	Wholly-owned by CHH Portland Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(30)	Wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC.

(31)	Wholly-owned by CHH Tucson Partnership, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(32)	Wholly-owned by CHH Dallas Partnership, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(33)	Wholly-owned by CHH 2 Tree Hotel, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(34)	Wholly-owned by CHH Crystal City Hotel, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(35)	Wholly-owned by CHH Lee Vista Hotel, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(36)	Wholly-owned by CHH Santa Clara Hotel, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(37)	Wholly-owned by CHH Rye Town Hotel, LP, which is wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC

(38)	1% directly owned by DT Real Estate, Inc. Additional indirect interest is held through Hilton’s minority interest in Hotel Properties – Boise, which owns 99% of the subject entity.

(39)	33.33% owned by HHC.

(40)

Hilton’s ownership interest is held by DTR FCH Holdings, Inc., which is wholly-owned by DT Real Estate, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(41)	Sole member is FCH/DT BWI Holdings, L.P.

(42)	Sole member is FCH/DT BWI Hotel, L.L.C.

(43)	Sole member is FCH/DT Holdings, L.P.

(44)	40% owned by HHC One Park Boulevard, LLC, which is wholly-owned by Hilton OPB, LLC, which is wholly-owned by HHC.

(45)	38% owned by Hilton Canada Co., which is wholly-owned by Hilton International Co.

(46)	Hilton’s ownership interest is held by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(47)

80% owned by DT Real Estate, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(48)	75% owned by Hilton UK Hotels Limited, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(49)	99.881% owned by Hilton do Brasil Ltda, which is 99.99% owned by Hilton of Singapore LLC and 0.01% owned by Hilton International Co.

(50)	97.168% owned by HIEF Holding GmbH, and 2.832% owned by Hillview Holding GmbH.

(51)	40% owned by Comfort Inns BV, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(52)	20% owned by Nagoya Hilton Co Ltd, 20% owned by Osaka Hilton Co Ltd, 10% owned by Nippon Hilton Co Ltd, and 10% owned by Tokyo Bay Hilton Co Ltd.

(53)

Wholly-owned by Hilton International European Fund BV, which is 40% owned by Comfort Inns BV, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(54)

Wholly-owned by HIEF Germany BV, which is wholly-owned by Hilton International European Fund BV, which is 40% owned by Comfort Inns BV, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(55)

50% owned by DTR TM Holdings, Inc., which is wholly-owned by DT Real Estate, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(56)	Wholly-owned by CNL HHC Partners III, LP, which is 25% owned by Hilton Orlando Partners III, LLC, which is wholly owned by HHC.

(57)	Wholly-owned by CHH III Tenant Parent Corp., which is wholly-owned by CNL HHC Partners III, LP, which is 25% owned by Hilton Orlando Partners III, LLC, which is wholly owned by HHC.

(58)	49.756% directly owned by Hilton International Co. Additional interest is held through Hilton’s interest in Hilton Hotel Service Co Limited, which owns 0.732% of the subject entity.

(59)	46.5% directly owned by Hilton International Co. Additional interest is held through Hilton’s interest in Hilton Hotel Service Co Limited, which owns 4.5% of the subject entity.

(60)	49% owned by Hilton International Co., and 1.5% owned by Nagoya Hilton Co Ltd, which is 24% owned by Hilton International Co.

(61)	Wholly-owned by CNL HHC Partners III, LP, which is 25% owned by Hilton Orlando Partners III, LLC, which is wholly owned by HHC.

(62)

85.667% owned by Scandic Hotels AB, which is wholly-owned by Hotel Scandic Plaza AB, which is wholly-owned by HIH Sweden AB, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(63)

Wholly-owned by Scandic Hotels Eesti AS, which is 85.667% owned by Scandic Hotels AB, which is wholly-owned by Hotel Scandic Plaza AB, which is wholly-owned by HIH Sweden AB, which is wholly-owned by Hilton International Hotels (U.K.) Limited, which is wholly-owned by Hilton International Co.

(64)

28% owned by Promus BPC Corporation, which is wholly-owned by Promus Hotels, Inc., which is wholly owned by Promus Operating Company, Inc., which is wholly owned by Promus Hotel Corporation, which is wholly owned by HHC.

(65)	Hilton’s interest is held by DT Management, Inc.

(66)	14.14286% owned by Hilton Electronic Distribution Systems, LLC, which is wholly-owned by HHC.

C.  Partnerships

	%	State or Country
Name	Ownership	of Organization

AH Hotel Partners, LP	See Note (31).	Delaware

Avenue Louise Hotel Partners S.N.C. (9)	100	Belgium

CHH 2 Tree Hotel, LP	See Note (36).	Delaware

CHH Auburn Partnership, LP	See Note (30).	Delaware

CHH Capital Hotel Partners, LP	See Note (20).	Delaware

CHH Costa Partnership, LP	See Note (30).	Delaware

CHH Crystal City Hotel, LP	See Note (36).	Delaware

CHH Dallas Partnership, LP	See Note (36).	Delaware

CHH Lee Vista Hotel, LP	See Note (36).	Delaware

CHH Miami Partnership, LP	See Note (30).	Delaware

CHH Portland Partnership, LP	See Note (30).	Delaware

CHH Rye Town Hotel, LP	See Note (36).	Delaware

CHH Santa Clara Hotel, LP	See Note (36).	Delaware

CHH Torrey Pines Hotel Partners, LP	See Note (20).	Delaware

CHH Tucson Partnership, LP	See Note (36).	Delaware

CM Hotel Partners, LP	See Note (32).	Delaware

CNL HHC Partners, LP (29)	30	Delaware

CNL HHC Partners II, LP (35)	25	Delaware

CNL HHC Partners III, LP (19)	25	Delaware

Corporate Associates – Boise Limited Partnership	See Note (44).	Arizona

Custom House Hotel, L.P.	See Note (41).	Missouri

Destination Resort Affiliates (2)	50	Arizona

DFW Hilton Hotel Limited Partnership (3)	100	Texas

	%	State or Country
Name	Ownership	of Organization

Doubletree Partners (43)	100	Delaware

DT Ontario Hotel Partners (27)	66.7	California

Embassy Akers Venture (1) (37)	50	Georgia

EPT Atlanta-Perimeter Center L.P.	See Note (45).	Delaware

EPT Austin L.P.	See Note (45).	Delaware

EPT Covina L.P.	See Note (45).	Delaware

EPT Kansas City L.P.	See Note (45).	Delaware

EPT Meadowlands L.P.	See Note (45).	Delaware

EPT Overland Park L.P.	See Note (45).	Delaware

EPT Raleigh L.P.	See Note (45).	Delaware

EPT San Antonio L.P.	See Note (45).	Delaware

ES Hotel Isla Verde, S.E. (10)	28.92	Puerto Rico

FCH/DT BWI Holdings, L.P.	See Note (4).	Delaware

FCH/DT Holdings, L.P.	See Note (11).	Delaware

FelCor/JPM Austin Holdings, L.P.	See Note (15).	Delaware

FelCor Lodging Limited Partnership	See Note (46).	Delaware

Fess Parker - Red Lion Hotel (12)	50	California

Global Resort Partners (6)	100	Hawaii

Hapeville Hotel Limited Partnership (7)	100	Delaware

Hilton Glendale, L.P. (27)	75	California

HMA Hotel Partners, LP	See Note (33).	Delaware

Hotel Equities Co.	See Note (47).	Arizona

Hotel Properties- Boise	See Note (28).	Arizona

Hotel Properties- Newport (1)	See Note (13).	Arizona

	%	State or Country
Name	Ownership	of Organization

Hutton Centre Hotel Associates (1)	See Note (14).	California

Kenner Hotel Limited Partnership (8)	100	Delaware

King Street Station Hotel Associates L.P. (23)	50	Delaware

MHV Joint Venture	See Note (22).	Delaware

New Orleans International Hotel (38)	84.13	Louisiana

New Orleans Rivercenter	See Note (24).	Louisiana

PAH-DT Allen Partners, LP (21)	15	Delaware

PAH-DT Chicago-O’Hare Partners, LP (21)	10	Delaware

PAH-DT Minneapolis Partners, L.P. (21)	10	Delaware

PAH-DT Park Place Partners, L.P. (21)	10	Delaware

PAH-DT Tallahassee Partners, L.P. (21)	10	Delaware

PH Hotel Partners, LP	See Note (34).	Delaware

Praedium II San Antonio, L.P. (1) (18)	20	Texas

Promus/Felcor Lombard LP	See Note (40).	Delaware

Promus/Felcor Parsippany LP	See Note (39).	Delaware

Promus/Felcor San Antonio Venture	See Note (39).	Texas

Slohat Hotels, L.P.	See Note (42).	Texas

Thayer Hotel Investors II L.P.	See Note (16).	Delaware

THI Austin L.P.	See Note (17).	Delaware

THI FQ L.P.	See Note (26).	Delaware

THI Metairie L.P. (1)	See Note (17).	Delaware

THI Oceanfront L.P. (1)	See Note (17).	Delaware

THI Plantation L.P.	See Note (17).	Delaware

	%	State or Country
Name	Ownership	of Organization

THI Rockville L.P. (1)	See Note (17).	Delaware

THI Skokie L.P. (1)	See Note (17).	Delaware

THI Somerset L.P. (1)	See Note (17).	Delaware

Tukwila Hotel Partners, L.P. (1)	See Note (25).	Washington

Valencia Hotel Joint Venture (1) (5)	25	California

Village Motor Inn (12)	50	Montana

NOTES

(1)	Inactive.

(2)	50% owned by Destination Resorts, Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC.

(3)

99% LP interest by DFW Hilton Inc., which is wholly-owned by Hilton Holdings, Inc., which is wholly-owned by HHC; and 1% GP interest by Hilton Texas, Inc., which is wholly-owned by Hilton Holdings, Inc.

(4)	FCH/DT Hotels, L.L.C. is sole general partner and 1% equity holder; FCH/DT Holdings, L.P. is sole limited partner and 99% equity holder.

(5)	25% owned by Hilton Inns, Inc., which is wholly-owned by 90210 Corporation, which is wholly- owned by HHC.

(6)	13.34% owned by Hilton Recreation, Inc., and 86.66% owned by Hilton Waikoloa, LLC.

(7)	1% owned by Hilton Hotels Partners II, LLC (the general partner), and 99% owned by Hapeville Investors, LLC (the limited partner.) Both the general and limited partners are wholly-owned by HHC.

(8)	1% GP interest by Hilton Hotels Partners I, LLC, and 99% LP interest by Kenner Investors, LLC. Both partners are wholly-owned by HHC.

(9)

50% owned by Conrad International Corporation, which is wholly-owned by Conrad Hotels USA, Inc., which is wholly-owned by HHC. The remaining 50% is owned by Conrad International (Belgium) Corporation, which is wholly-owned by Conrad International Corporation.

(10)	28.92% Class A interest owned by Embassy Suites (Isla Verde), Inc.

(11)	9.9% direct LP interest by DTR FCH Holdings, Inc.; 1% indirect GP interest through Hilton’s holdings in FCH/DT Hotels, L.L.C.

(12)	50% owned by Doubletree DTWC Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(13)	45% owned by DT Management, Inc., and 16% owned by DT Real Estate, Inc.

(14)	50% owned by Hotel Properties-Newport.

(15)	Sole general partner and 1% equity holder is FelCor/JPM Austin Hotel, L.L.C.; sole limited partner and 99% equity holder is FCH/DT Holdings, L.P.

(16)	Doubletree Hotels Corporation holds a 4.35% LP interest.

(17)

Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in the subject entity; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in the subject entity.

(18)	Hilton’s ownership interest is held by DTM Maryland, Inc.

(19)	Hilton’s ownership interest is held by Hilton Orlando Partners III, LLC, which is wholly-owned by HHC.

(20)	Wholly-owned by CNL HHC Partners III, LP, which is 25% owned by Hilton Orlando Partners III, LLC.

(21)	Hilton’s ownership interest is held by DTR PAH Holding, Inc.

(22)	Promus Hotels, Inc. holds a direct 50% interest. Additional indirect interest is held through Hilton’s minority interest in FelCor Lodging Limited Partnership.

(23)	Promus Hotels, Inc. owns a 49% GP interest and a 1% LP interest.

(24)

Hilton Riverside, LLC holds a direct 38.75% interest. Such LLC holds additional indirect interest through its 84.13% partnership interest in New Orleans International Hotel, which owns 22.5% of the subject partnership.

(25)	DT Real Estate, Inc. holds a 50% GP interest

(26)

Doubletree Hotels Corporation holds a 4.35% LP interest in Thayer Hotel Investors II L.P. Thayer Hotel Investors II L.P. holds a 98.99% interest in THIM L.L.C. THIM L.L.C. holds: a) a 99% LP interest in the subject LP; and b) a 100% membership interest in THIG III L.L.C., which holds a 1% GP interest in the subject LP.

(27)	Hilton’s interest is held by Doubletree DTWC Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(28)

27.5% owned directly by DT Management, Inc. Additional indirect interest is held through Hilton’s interest in Corporate Associates-Boise Limited Partnership, which owns a 22.5% interest in the subject partnership.

(29)	30% owned by Hilton MAPC, Inc., which is 59.2% owned by Promus Hotels, Inc. and 40.8% owned by Hilton Suites, Inc.

(30)	Wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc., which is 59.2% owned by Promus Hotels, Inc. and 40.8% owned by Hilton Suites, Inc.

(31)	Wholly-owned by CHH Auburn Partnership, LP, which is wholly-owned by CNL HHC Partners, which is 30% owned by Hilton MAPC, Inc.

(32)	Wholly-owned by CHH Costa Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(33)	Wholly-owned by CHH Miami Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(34)	Wholly-owned by CHH Portland Partnership, LP, which is wholly-owned by CNL HHC Partners, LP, which is 30% owned by Hilton MAPC, Inc.

(35)	25% owned by Hilton Orlando Partners II, LLC, which is wholly-owned by HHC.

(36)	Wholly-owned by CNL HHC Partners II, LP, which is 25% owned by Hilton Orlando Partners II, LLC, which is wholly-owned by HHC.

(37)	Hilton’s interest is held by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(38)	Hilton’s interest is held by Hilton Riverside, LLC, which is wholly-owned by HHC.

(39)

Promus Hotels, Inc. directly owns 50% of this joint venture. Additional indirect interest is held thru Promus Hotels, Inc.’s 2.53% interest in FelCor Suites, LP, which in turn owns a 50% LP interest in the subject partnership.

(40)

Embassy Development Corporation directly owns a 49% interest in this LP. Promus Hotels, Inc. directly owns a 1% interest. Additional indirect interest is held thru Promus Hotels, Inc.’s 2.53% interest in FelCor Suites, LP, which in turn owns a 50% LP interest in the subject partnership.

(41)

A direct 2.11% LP interest is held by DT Real Estate, Inc. An indirect minority interest is held by DT Management, Inc., through its 2.1% interest in Hotel Equities Co., which in turn holds a 10.75% LP interest in the subject partnership.

(42)	An indirect minority interest is held by DTR PAH Holding, Inc., through its 15% LP interest in PAH-DT Allen Partners, L.P., which holds a 99.8% LP interest in the subject partnership.

(43)	Samantha Hotel Corporation owns 60%; Doubletree Corporation owns 40%.

(44)	DT Management, Inc. holds an 11.11% GP interest and a 2.22% LP interest.

(45)

A direct 1% GP interest is held by Suite Life, Inc., and a direct 49% LP interest is held by Promus Hotels, Inc. An additional indirect LP interest is held through Hilton’s minority interest in FelCor Lodging Limited Partnership, which owns a 49% LP interest in the subject partnership.

(46)

1.6031% Common (Class A) LP interest held by Promus Hotels, Inc., which is wholly-owned by Promus Operating Company, Inc., which is wholly-owned by Promus Hotel Corporation, which is wholly-owned by HHC.

(47)	2.1% owned by DT Management, Inc., which is wholly-owned by Doubletree Hotels Corporation, which is wholly-owned by Doubletree Corporation, which is wholly-owned by Promus Hotel
Corporation, which is wholly-owned by HHC.

D.  Affiliates

HHC does not directly or indirectly own any of the shares of these special purpose corporations:

Place of
Name	Incorporation	Purpose

Dallas DBLT Club	Texas	Beverage service

Hilton Beverage Corporation	Louisiana	Beverage service

New Orleans Hilton Beverage Corporation	Louisiana	Beverage service

Stakis Central Services (Overseas) Limited	Isle of Man	Executive stock option trustee

Tapas Corporation	Utah	Beverage service